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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 2, 2004
                                ----------------
                Date of Report (Date of earliest event reported)

                           INTERNATIONAL PAPER COMPANY
                           ---------------------------
             (Exact name of registrant as specified in its charter)


            New York                                 1-3157                               13-0872805
   -------------------------                -------------------------              ------------------------
(State or other jurisdiction of                    (Commission                         (I.R.S. Employer
         incorporation)                            File Number)                       Identification No.)



400 Atlantic Street, Stamford, Connecticut                                                      06921
------------------------------------                                                  ------------------------
(Address of principal executive offices)                                                     (Zip Code)


                                  203-541-8000
                                  ------------
              (Registrant's telephone number, including area code)





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Item 5.  Other Events and Regulation FD Disclosure

         A copy of the press release of International Paper Company reporting earnings for the fourth quarter of 2003 was inadvertently filed under Item 5 of its Form 8-K submitted on February 2, 2004. By this amendment to such Form 8-K, International Paper Company hereby deletes the reference to an inclusion of such press release under Item 5. The press release is being furnished under Item 12 of this report.

Item 7.  Financial Statements and Exhibits

         By this amendment to the Form 8-K submitted on February 2, 2004, International Paper Company hereby deletes the references to an inclusion of the press release and the slides as exhibits under Item 7 to such Form 8-K.

Item 9.  Regulation FD Disclosure

         On February 2, 2004, International Paper Company held a webcast and a conference call to discuss earnings and current market conditions. A copy of the slides shown at the webcast and discussed in the conference call was previously furnished under Item 9 as Exhibit 99.2 to the Form 8-K submitted on February 2, 2004.

Item 12.  Results of Operations and Financial Condition

         On February 2, 2004, International Paper Company issued a press release reporting earnings for the fourth quarter of 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     INTERNATIONAL PAPER COMPANY
                                                     ---------------------------
                                                             (Registrant)



Date:  February 6, 2004           By: /s/ Andrea L. Dulberg
Stamford, Connecticut                 ---------------------
                                      Andrea L. Dulberg
                                      Assistant Secretary



                            STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as. . . . . . . .  . . . .'r'